Exhibit 10.1




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                                LOCK-UP AGREEMENT

                                  by and among

                           TOMMY HILFIGER CORPORATION,

                         PEPE JEANS LONDON CORPORATION,

                         BLACKWATCH INVESTMENTS LIMITED,

                         AIHL INVESTMENT GROUP LIMITED,

                            ANASTA HOLDINGS LIMITED,

                          SPORTSWEAR HOLDINGS LIMITED,

                               WESTLEIGH LIMITED,

                                 GADWAL LIMITED,

                               THOMAS J. HILFIGER

                                       and

                                JOEL J. HOROWITZ



                          Dated as of January 31, 1998




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                                LOCK-UP AGREEMENT


                  THIS AGREEMENT, dated as of January 31, 1998 (the "Agreement"), is by and among Tommy Hilfiger Corporation, a British Virgin Islands corporation (the "Company"), Pepe Jeans London Corporation, a British Virgin Islands corporation ("PJLC"), Blackwatch Investments Limited, a British Virgin Islands corporation ("Blackwatch"), AIHL Investment Group Limited, a British Virgin Islands corporation ("AIHL"), Anasta Holdings Limited, a British Virgin Islands corporation ("Anasta"), Sportswear Holdings Limited, a British Virgin Islands corporation ("Sportswear"), Westleigh Limited, a British Virgin Islands Corporation ("Westleigh"), Gadwal Limited, a Hong Kong corporation ("Gadwal"), Thomas J. Hilfiger ("TJH") and Joel J. Horowitz ("JJH" and, together with TJH, the "Management Stockholders"). The parties hereto other than the Company are sometimes collectively referred to herein as the "Stockholders."

                                    RECITALS

                  WHEREAS, the Company, certain subsidiaries of the Company and PJLC have entered into a Stock Purchase Agreement dated of even date herewith (the "Stock Purchase Agreement") (all capitalized terms used but not defined herein have the meanings given to them in the Stock Purchase Agreement);

                  WHEREAS, pursuant to the Stock Purchase Agreement, upon consummation of the Stock Purchases, among other things, the Company will deliver to TH USA and TH USA will deliver to PJLC 9,045,930 Ordinary Shares, par value $.01 per share, of the Company (the "Shares"), upon which Westleigh, Gadwal, TJH and JJH collectively will beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Beneficially Own")) 97% of the Shares (the "Partner Shares") and Anasta will Beneficially Own 3% of the Shares (the "Anasta Shares");

                  WHEREAS, AIHL has entered into a Guarantee, dated of even date herewith, pursuant to which AIHL has guaranteed all of the obligations of PJLC under the Stock Purchase Agreement;

                  WHEREAS, pursuant to the Stock Purchase Agreement, at the Closing the Company and the Stockholders will enter into a registration rights agreement (the "Registration Rights Agreement") pursuant to which the Stockholders will have certain registration rights with respect to the Shares; and

                  WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares and obligations in respect thereof as hereinafter provided.

                  NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
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                   Section 1. Prohibition on Transfers.

                   (a) Prohibition on Transfers During Restricted Period. Except as set forth in Section 3, no Stockholder shall, at any time prior to the second anniversary of the Closing Date (the "Restricted Period"), directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any of the Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Shares, in cash or otherwise (any such transaction, whether or not for consideration, being referred to herein as a "Transfer" and each Person to whom a Transfer is made, regardless of the method of Transfer, is referred as a "Transferee").

                   (b) Prohibition on Transfers Following Restricted Period. Except for Transfers described in the next sentence of this paragraph, from the end of the Restricted Period through the fifth anniversary of the Closing Date, no Stockholder shall, without the consent of the Company, directly or indirectly, Transfer any Shares to any Person who would, to such Stockholder's knowledge, immediately following such Transfer Beneficially Own 5% or more of the then outstanding Ordinary Shares, par value $.01 per share, of the Company ("Ordinary Shares"). The requirements set forth in this paragraph shall not apply to Transfers (i) to a Person described in Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (as in effect on the date hereof), provided that immediately following such Transfer such Person would not, to the Transferring Stockholder's knowledge, Beneficially Own 10% or more of the then outstanding Ordinary Shares, (ii) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), (iii) to an Affiliate of such Stockholder, to another Stockholder or to an Affiliate of another Stockholder or (iv) in connection with any merger, consolidation or other business combination of the Company. For purposes of this Paragraph (b), "Stockholder's knowledge" means, in the case of an individual Stockholder, the actual knowledge of such Stockholder or, in the case of any other Stockholder, the actual knowledge of the officers and directors of such Stockholder.

                   (c) Obligations of Transferees. Except for Transfers described in the last sentence of this paragraph, no Transfer by a Stockholder (including a permitted Transfer pursuant to clause (a), (b) or (c) of Section
3), shall be effective unless the Transferee shall have executed and delivered to the Company an appropriate document in form and substance reasonably satisfactory to the Company confirming that the Transferee takes such Shares subject to all the terms and conditions of this Agreement and the Registration Rights Agreement to the same extent as its transferor was bound by such provisions (including without limitation that the Transferred Shares bear legends substantially in the forms required by Section 4(a) of this Agreement). Transfers by such Transferees shall be subject to the terms of this Agreement. The requirements set forth in this paragraph shall not apply to Transfers (i) in conformity with Rule 144 (a "Rule 144 Transfer") under the Securities Act, (ii) pursuant to an effective registration statement under the Securities Act, or
(iii) to another Stockholder permitted by clause (a) or (b) of Section 3 of this Agreement or (iv) permitted by clause (d) of Section 3.

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                   Section 2. Compliance with Securities Laws. No Stockholder shall at any time during or following the Restricted Period make any Transfer (other than a Transfer permitted pursuant to clause (d) of Section 3), except
(a) Transfers pursuant to an effective registration statement under the Securities Act, (b) Rule 144 Transfers or (c) if such Stockholder shall have furnished the Company with an opinion of counsel, if reasonably requested by the Company, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the Transfer is otherwise exempt from registration under the Securities Act and that the Transfer otherwise complies with the terms of this Agreement.

                   Section 3. Permitted Transfers. The restrictions on Transfers set forth in Section 1(a) of this Agreement shall not apply to a Transfer (a) of Anasta Shares to (i) any Stockholder or any permitted Transferee of a Stockholder pursuant to clause (b) or (c) of this Section 3 or (ii) any Person so long as immediately following such Transfer the Anasta Shares are Beneficially Owned by Anasta; (b) of Partner Shares to any Person so long as immediately following such Transfer the Partner Shares are Beneficially Owned by Westleigh, Gadwal, TJH and JJH in the respective percentages set forth in
Exhibit 1 hereto; (c) by a Management Stockholder to a legal representative of such Management Stockholder in the event such Management Stockholder becomes mentally incompetent or to such Management Stockholder's personal representative following the death of such Management Stockholder in which event such Transferred Shares shall be deemed to be Beneficially Owned by such Management Stockholder following such Transfer for purposes of clause (b) above; or (d) in connection with any merger, consolidation or other business combination of the Company.

                   Section 4. Other Restrictions.

                   (a) Legends. Each of the Stockholders hereby agrees that each outstanding certificate representing Shares and issued during the Restricted Period shall bear legends reading substantially as follows:

                       (i) The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be transferred, sold or otherwise disposed of except while such a registration is in effect or pursuant to an exemption from registration under said Act and applicable state securities laws.

                       (ii) The securities represented by this certificate are subject to the terms and conditions set forth in a Lock-up Agreement, dated as of January 31, 1998, copies of which may be obtained from the issuer or from the holder of this security. No transfer of such securities will be made on the books of the issuer unless accompanied by evidence of compliance with the terms of such agreement.

                   (b) Termination of Restrictive Legends. The restrictions referred to in Section 4(a)(i) shall cease and terminate as to any particular Shares (x) when, in the opinion of counsel for the Company, such restriction is no longer required in order to assure compliance with the Securities Act or (y) when such Shares shall have been transferred in a Rule 144 Transfer or effectively registered under the Securities Act. The restrictions referred to in
Section 4(a)(ii)

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shall cease and terminate at the end of the Restricted Period. Whenever such restrictions shall cease and terminate as to any Shares, the Stockholder holding such shares shall be entitled to receive from the Company, in exchange for such legended certificates, without expense (other than applicable transfer taxes, if any, if such unlegended Shares are being delivered and transferred to any Person other than the registered holder thereof), new certificates for a like number of Shares not bearing the relevant legend(s) set forth in Section 4(a). The Company may request from any Stockholder a certificate or an opinion of such Stockholder's counsel with respect to any relevant matters in connection with the removal of the legend(s) set forth in Section 4(a)(i) from such Stockholder's stock certificates, any such certificate or opinion of counsel to be reasonably satisfactory to the Company.

                   (c) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Company and shall be kept with the records of the Company and shall be made available for inspection by any stockholder of the Company.

                   (d) Recordation. The Company shall not record upon its books any Transfer to any Person except Transfers in accordance with this Agreement.

                   Section 5. No Other Rights. The Stockholders understand and agree that the Company is under no obligation to register the sale, transfer or other disposition of the Shares by such Stockholder or on such Stockholder's behalf under the Securities Act or to take any other action necessary in order to make compliance with an exemption from such registration available, other than pursuant to the Registration Rights Agreement.

                   Section 6. Effectiveness; Term. This Agreement shall become effective simultaneously with the consummation of the Stock Purchases under the Stock Purchase Agreement and shall terminate without liability or penalty on the part of any party or its directors, officers, fiduciaries, employees and stockholders to any other party or such other party's Affiliates upon termination of the Stock Purchase Agreement prior to the consummation of the Stock Purchases pursuant to Article XI thereof.

                   Section 7. Specific Performance. The Stockholders acknowledge that there would be no adequate remedy at law if any Stockholder fails to perform any of its obligations hereunder, and accordingly agree that the Company, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any Stockholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 7 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                   Section 8. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Company at its principal offices and to one or more Stockholders at the respective addresses furnished to the Company by such Stockholders.

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                   Section 9. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

                   Section 10. Recapitalizations and Exchanges Affecting Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or equity securities of the Company which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

                   Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts to be performed in New York.

                   Section 12. Jurisdiction; Waiver of Trial by Jury. The parties hereby consent to the jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the state of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Section 8 hereof. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.

                   Section 13. Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

                   Section 14. Amendment. This Agreement may not be amended or supplemented except by an instrument in writing signed by each of the parties hereto; provided, however, that no amendment may be made to Paragraph (a) of
Section 1, Section 3 or this Section 14 without the approval of a majority of the votes cast at a meeting of the Company's stockholders excluding votes cast by the Stockholders or their Affiliates.

                   Section 15. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                   Section 16. Complete Agreement; Counterparts. This Agreement (together with the Stock Purchase Agreement and the Registration Rights Agreement) constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
instrument to be duly executed on the date first written above.


                                           TOMMY HILFIGER CORPORATION

                                           By:  /s/ Joel J. Horowitz
                                                Name:    Joel J. Horowitz
                                                Title:   Chief Executive Officer
                                                         and President


                                           PEPE JEANS LONDON CORPORATION

                                           By:  /s/ Lawrence S. Stroll
                                                Name:    Lawrence S. Stroll
                                                Title:   Group CEO


                                           BLACKWATCH INVESTMENTS LIMITED

                                           By:  /s/ Lawrence S. Stroll
                                                Name:    Lawrence S. Stroll
                                                Title:   Chairman


                                           AIHL INVESTMENT GROUP LIMITED

                                           By:  /s/ Lawrence S. Stroll
                                                Name:    Lawrence S. Stroll
                                                Title:   Chairman


                                           ANASTA HOLDINGS LIMITED

                                           By:  /s/ Gath A. T. Hewlett
                                                Name:    Gath A. T. Hewlett
                                                Title:   Vice President and
                                                         Treasurer

                                           SPORTSWEAR HOLDINGS LIMITED

                                           By:  /s/ Silas K. F. Chou
                                                Name:    Silas K. F. Chou
                                                Title:   Director

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                                           WESTLEIGH LIMITED

                                           By:  /s/ Silas K. F. Chou
                                                Name:    Silas K. F. Chou
                                                Title:   Director


                                           GADWAL LIMITED

                                           By:  /s/ Lawrence S. Stroll
                                                Name:    Lawrence S. Stroll
                                                Title:   Director


                                           /s/ Thomas J. Hilfiger
                                           Thomas J. Hilfiger


                                           /s/ Joel J. Horowitz
                                           Joel J. Horowitz








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                                    Exhibit 1


              Stockholder                        Beneficial Ownership
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              Westleigh                               35.0%

              Gadwal                                  35.0%

              TJH                                     22.5%

              JJH                                      7.5%